UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2011

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(a)
On December 12, 2011, Alterra Bermuda Limited, a wholly owned subsidiary of the Registrant ("Alterra Bermuda"), entered into an eighth amendment (the "Eighth Amendment") to that certain Credit Agreement, dated as of December 21, 2006, between Alterra Bermuda and The Bank of Nova Scotia ("BNS"), as previously amended (the "Scotia Credit Agreement").

The Eighth Amendment provides for an extension of the Scotia Credit Agreement through January 31, 2012.

(b)
On December 12, 2011, Alterra Bermuda entered into a revised Summary of Terms (the "Summary of Terms") to a Letter of Credit Facility, dated July 2, 2009, between Harbor Point Re Limited (as predecessor to Alterra Bermuda) and Citi Europe Plc (the "Citi Facility").

The Citi Facility is used to support underwriting at a subsidiary of Alterra Bermuda and is fully secured. The Summary of Terms adjusts the fee provision of the Citi Facility to relate fees for issued letters of credit fees to the type of collateral used as security.

(c)

On December 16, 2011, Alterra Bermuda entered into a ninth amendment (the "Ninth Amendment") to the Scotia Credit Agreement.

The Ninth Amendment provides for (i) an extension of the Credit Agreement through December 14, 2012, (ii) Alterra Bermuda to request the issuance Canadian dollar letters of credit for its account or for the account of an affiliate and (iii) changes to conform to certain provisions contained in the Senior Credit Facility, described below.

(d)

On December 16, 2011, the "Registrant" and Alterra Bermuda entered into a credit agreement with various financial institutions as lenders and Bank of America, N.A. ("BOA") as administrative agent, fronting bank, and letter of credit administrator for the lenders, with respect to an aggregate $1.1 billion four-year secured credit facility for letters of credit ("LOCs") to be issued for the account of the Registrant, Alterra Bermuda and certain of subsidiaries of the Registrant and for loans to the Registrant and Alterra Bermuda (collectively, the "Senior Credit Facility"). Loans under the Senior Credit Facility are subject to a sublimit of $250 million. Alterra Bermuda is permitted to request that LOCs be issued for the account of subsidiaries of the Registrant. LOCs issued in currencies other than US dollars are subject to a sublimit of $50 million. Subject to certain conditions, the Registrant may request that the aggregate commitments of the lenders under the Senior Credit Facility be increased to a total of $1.6 billion and that certain direct and indirect wholly-owned subsidiaries of the Registrant be added as borrowers under the Senior Credit Facility. The Senior Credit Facility replaces (i) the credit agreement of the Registrant and Alterra Bermuda with BOA, as administrative agent and various financial institutions dated as of August 7, 2007 (as amended, the "Max Credit Facility") and (ii) the credit agreement of Alterra Bermuda, Alterra Holdings Limited ("Alterra Holdings"), a direct wholly-owned subsidiary of the Registrant, Alterra USA Holdings Limited, an indirect wholly-owned subsidiary of the Registrant, and Alterra Reinsurance USA Inc., an indirect, wholly-owned subsidiary of the Registrant, with BOA, as administrative agent and various financial institutions dated as of June 12, 2007 (as amended, the "HP Credit Facility"). Outstanding LOCs issued under the Max Credit Facility and the HP Credit Facility will be rolled-over into the Senior Credit Facility.

The Senior Credit Facility contains various covenants with which the Registrant and/or Alterra Bermuda and their respective subsidiaries must comply, including, but not limited to, limitations on incurrence of indebtedness, liens on assets, transactions with affiliates, mergers, consolidations, dissolutions, sales of assets as well as requirements to comply with a debt to capitalization ratio and maintain a certain financial strength rating. The Senior Credit Facility contains customary conditions, representations and warranties, events of default and indemnification provisions. LOCs and loans under the Senior Credit Facility are secured on a several basis by a security interest in certain eligible collateral of the applicable borrower. In addition, the Registrant guarantees the obligations under the Senior Credit Facility of Alterra Bermuda and any other subsidiary of the Registrant that becomes a borrower under the Senior Credit Facility.

The foregoing summaries are qualified in their entirety by reference to Amendment 8, the Summary of Terms, Amendment 9 and Senior Credit Facility, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively.

Item 1.02 Termination of a Material Definitive Agreement.

On December 16, 2011, the Max Credit Facility and HP Credit Facility and in each case, all of the loan documents relating thereto, were terminated in connection with the Registrant’s and Alterra Bermuda’s entry into the Senior Credit Facility.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 8 to Credit Agreement with The Bank of Nova Scotia.

10.2 Summary of Terms to Letter of Credit Facility by and between Alterra Bermuda Limited and Citi Europe Plc.

10.3 Amendment No. 9 to Credit Agreement with The Bank of Nova Scotia.

10.4 Credit Agreement dated as of December 16, 2011, among Alterra Capital Holdings Limited and Alterra Bermuda, as borrowers, various financial institutions as lenders, Bank of America, N.A., as administrative agent, fronting bank and letter of credit administrator, Citibank, N.A. and Wells Fargo Bank, National Association, as co-syndication agents, ING Bank N.V., London Branch, Lloyds Securities Inc., and The Bank of New York Mellon, as co-documentation agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as joint lead arranger and joint book managers.

10.5 Credit Agreement, dated as of August 7, 2007, among Max Bermuda Ltd. and Max Capital Group Ltd., as borrowers, various financial institutions as the lenders, ING Bank N.V., London Branch and Citibank, NA, as co-syndication agents, Bank of America, National Association, as fronting bank, as administrative agent, and as letter of credit administrator for the lenders and Banc of America Securities LLC, as sole lead arranger and book manager (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed with the SEC on August 13, 2007).

10.6 First Amendment Agreement, dated September 16, 2008 and effective September 23, 2008, to the Credit Agreement, dated as of August 7, 2007, among Max Bermuda Ltd. and Max Capital Group Ltd., as borrowers, various financial institutions as lenders, ING Bank N.V., London Branch and Citibank, N.A., as co-syndication agents, Bank of America, National Association, as fronting bank, as administrative agent, and as letter of credit administrator for the lenders and Banc of America Securities LLC, as sole lead arranger and book manager (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed with the SEC on September 24, 2008).

10.7 Second Amendment Agreement, dated October 1, 2008, to the Credit Agreement, dated as of August 7, 2007, among Max Bermuda Ltd. and Max Capital Group Ltd., as borrowers, various financial institutions as lenders, ING Bank N.V., London Branch and Citibank, N.A., as co-syndication agents, Bank of America, National Association, as fronting bank, as administrative agent, and as letter of credit administrator for the lenders and Banc of America Securities LLC, as sole lead arranger and book manager (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed with the SEC on October 06, 2008).

10.8 Third Amendment and Limited Consent to Credit Agreement, dated as of March 3, 2010, by and among Max Bermuda Ltd., Max Capital Group Ltd., the Lender parties thereto and Bank of America, N.A, as Administrative Agent (incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K filed with the SEC on March 4, 2010).

10.9 Fourth Amendment to the Credit Agreement, dated as of August 5, 2010, by and among Alterra Capital Holdings Limited, Alterra Insurance Limited, the Lender parties thereto, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K filed with the SEC on August 23, 2010).

10.10 Guaranty Agreement executed May 12, 2010 by Max Capital Group Ltd. in favor of the lenders under the Credit Agreement, dated as of August 7, 2007, by and among Max Bermuda Limited, Max Capital Group Ltd., certain lenders party thereto, and Bank of America, N.A., as administrative agent (as amended from time to time) (incorporated by reference to Exhibit 10.8 of the Registrant's Current Report on Form 8-K filed with the SEC on May 14, 2010).

10.11 Guaranty Agreement, dated as of September 27, 2010, by Alterra Finance LLC, in favor of the Lender parties to the Credit Agreement, dated as of August 7, 2007, by and among Alterra Bermuda Limited, Alterra Capital Holdings Limited, certain lenders party thereto, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K filed with the SEC on September 27, 2010).

10.12 Amended and Restated Credit Agreement, dated as of June 12, 2007, by and among Harbor Point Limited, the other borrower party thereto, the financial institutions party thereto as lenders and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K filed with the SEC on May 14, 2010).

10.13 First Amendment and Limited Consent to Credit Agreement, executed March 3, 2010, by and among Harbor Point Limited, the other borrower party thereto, the financial institutions party thereto as lenders and Bank of America, N.A., as the fronting bank, letter of credit administrator and administrative agent (incorporated by reference to Exhibit 10.6 of the Registrant's Current Report on Form 8-K filed with the SEC on May 14, 2010).

10.14 Second Amendment to the Amended and Restated Credit Agreement, dated as of August 5, 2010, by and among certain subsidiaries of Alterra Capital Holdings Limited, the Lender parties thereto, and Bank of America, N.A., as Administrative Agent. (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed with the SEC on August 23, 2010).

10.15 Guaranty Agreement executed May 12, 2010 by Max Capital Group Ltd. in favor of the lenders under the Amended and Restated Credit Agreement, dated as of June 12, 2007, by and among Harbor Point Limited, the other borrower party thereto, the lender party thereto and Bank of America, N.A., as administrative agent (as amended) (incorporated by reference to Exhibit 10.7 of the Registrant's Current Report on Form 8-K filed with the SEC on May 14, 2010).

10.16 Guaranty Agreement, dated as of September 27, 2010, by Alterra Finance LLC, in favor of the Lender parties to the Amended and Restated Credit Agreement, dated as of June 12, 2007, by and among Alterra Holdings Limited, Alterra Bermuda Limited (f/k/s Harbor Point Re Limited), Alterra Reinsurance USA Inc. (f/k/a Harbor Point Reinsurance U.S., Inc.), Alterra Holdings USA Inc. (f/k/a Harbor Point U.S. Holdings, Inc.) certain lenders party thereto, and Bank of America, N.A., as fronting bank, letter of credit administrator and administrative agent (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed with the SEC on September 27, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

December 16, 2011	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 8 to Credit Agreement with The Bank of Nova Scotia.
10.2	Summary of Terms to Letter of Credit Facility by and between Alterra Bermuda Limited and Citi Europe Plc.
10.3	Amendment No. 9 to Credit Agreement with The Bank of Nova Scotia.
10.4	Credit Agreement dated as of December 16, 2011, among Alterra Capital Holdings Limited and Alterra Bermuda, as borrowers, various financial institutions as lenders, Bank of America, N.A., as administrative agent, fronting bank and letter of credit administrator, Citibank, N.A. and Wells Fargo Bank, National Association, as co-syndication agents, ING Bank N.V., London Branch, Lloyds Securities Inc., and The Bank of New York Mellon, as co-documentation agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as joint lead arranger and joint book managers.